INVESTORS AGREEMENT

         INVESTORS AGREEMENT, dated as of November 19, 1998 (this "Agreement"), between United Road Services, Inc., a Delaware corporation (the "Company") and Charter URS LLC ("Charterhouse").

         WHEREAS, the Company and Charterhouse have entered into the Purchase Agreement, dated of even date herewith (the "Purchase Agreement"), pursuant to which the Company is issuing and selling $43,500,000 aggregate principal amount of 8% Convertible Subordinated Debentures due 2008 of the Company (the "Debentures") to Charterhouse at the First Closing (as defined in the Purchase Agreement) and, subject to the approval of the stockholders of the Company, the Company will issue and sell an additional $31,500,000 aggregate principal amount of Debentures at the Second Closing (as defined in the Purchase Agreement) so that $75 million in aggregate principal amount of Debentures will be outstanding;

         WHEREAS, the Debentures are convertible at any time at the option of the Holder, in part or in whole, into shares of common stock, par value $.001 per share, of the Company (the "Common Stock") as provided for in the Purchase Agreement; and

         WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  As used in this Agreement, the following terms shall have the meanings set forth below:

                  1.1 Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

                  1.2 "Converted Shares" means the shares of Common Stock actually received by Charterhouse upon conversion of some or all of the Debentures.

                  1.3 "Initial Interest" means the aggregate number of shares of Common Stock into which the Debentures held by Charterhouse or its Permitted Transferees may be converted as of the Second Closing, provided, however, that if the Second Closing does not occur "Initial Interest" shall mean the aggregate number of shares of Common Stock into which the Debentures held by Charterhouse or its Permitted Transferees may be converted as of the First Closing.


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                  1.4 "Investor Nominee" means any person nominated by
Charterhouse or its Permitted Transferee to serve as a director on the Company Board pursuant to this Agreement.

                  1.5 "Liquidation" means the liquidation under applicable bankruptcy or reorganization legislation, or the dissolution or winding up, of the Company.

                  1.6 "Permitted Transferee" means any person to whom Charterhouse may transfer the Debentures or the Converted Shares pursuant to
Section 4.2 provided that such Debentures or Converted Shares are transferred in a transaction that is not registered pursuant to the Securities Act.

                  1.7 "Shares" means, at any time, the aggregate amount of (i) the Converted Shares then held by Charterhouse or its Permitted Transferees,
(ii) the Converted Shares Charterhouse or its Permitted Transferees then have the right to receive upon a conversion of all Debentures then held by them,
(iii) any other shares of Common Stock then held by Charterhouse and its Permitted Transferees and (iv) any shares of Common Stock Charterhouse or its Permitted Transferees have the right to receive upon the exercise of options or warrants or upon the conversion of convertible securities of the Company (other than the Debentures) then held by them.

                  1.8 "Share Price" means, as of any date, the closing price of the Common Stock as reported in The Wall Street Journal on the last day of trading immediately preceding such date.

                  1.9 "Stockholders" mean all the holders of Common Stock and "Stockholder" shall mean any such Person.

                  1.10 "Transfer" means to sell, assign, transfer (voluntarily or involuntarily) exchange (by merger or otherwise) or otherwise dispose of or to grant a lien, encumbrance, pledge or other form of security interest.

         2.       Corporate Governance.

                  2.1      Initial Composition.

                           2.1.1 Effective at the First Closing, the Company
shall cause theCompany Board to be increased from eight directorships to ten directorships (one of which new directorships shall be for an initial term expiring at the Company's annual meeting of Stockholders in 2000 and the other shall be for an initial term expiring at the Company's annual meeting of Stockholders in 2001). Effective at the First Closing, the Company Board shall appoint the Investor Nominees to fill the two vacancies created in accordance with this Section 2.1.1.

                           2.1.2 Effective at the Second Closing, the Company
shall cause the Company Board to be increased from ten directorships to eleven directorships (which new


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directorship shall be for an initial term expiring at the Company's annual meeting of Stockholders in 2001). Effective at the Second Closing, the Company Board shall appoint an Investor Nominee to fill the vacancy created in accordance with this Section 2.1.2.

                  2.2      Election of Directors.

                           2.2.1 If the Second Closing does not occur:

                                  (a) So long as Charterhouse and its Permitted
Transferees beneficially own Shares that represent at least 50% in the aggregate of the Initial Interest, Charterhouse and its Permitted Transferees collectively shall have the right to nominate two persons for election to the Company Board;

                                  (b) So long as Charterhouse and its Permitted
Transferees beneficially own Shares that represent at least 17% but less than 50% in the aggregate of the Initial Interest, Charterhouse and its Permitted Transferees collectively shall have the right to nominate one person for election to the Company Board;

                                  (c) If at any time Charterhouse and its
Permitted Transferees beneficially own Shares that represent less than 17% in the aggregate of the Initial Interest, Charterhouse and its Permitted Transferees shall no longer be entitled to nominate any persons for election to the Company Board.

                           2.2.2 If the Second Closing does occur:

                                  (a) So long as Charterhouse and its Permitted
Transferees beneficially own Shares that represent at least 50% in the aggregate of the Initial Interest, Charterhouse and its Permitted Transferees collectively shall have the right to nominate three persons for election to the Company Board;

                                  (b) So long as Charterhouse and its Permitted
Transferees beneficially own Shares that represent at least 25% but less than 50% in the aggregate of the Initial Interest, Charterhouse and its Permitted Transferees collectively shall have the right to nominate two persons for election to the Company Board;

                                  (c) So long as Charterhouse and its Permitted
Transferees beneficially own Shares that represent at least 10% but less than 25% in the aggregate of the Initial Interest, Charterhouse and its Permitted Transferees collectively shall have the right to nominate one person for election to the Company Board;

                                  (d) If at any time Charterhouse and its
Permitted Transferees beneficially own Shares that represent less than 10% in the aggregate of the Initial Interest, Charterhouse and its Permitted Transferees shall no longer be entitled to nominate any persons for election to the Company Board.


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                           2.2.3 If at any time more Investor Nominees are
serving on the Company Board than are entitled to serve on the Company Board pursuant to this Section 2.2, the requisite number of Investor Nominees shall immediately resign from the Company Board so that the correct number of Investor Nominees are serving on the Company Board.

                           2.2.4 Notwithstanding anything herein or in the
Purchase Agreement to the contrary, at any time that Charterhouse and its Permitted Transferees are no longer entitled to nominate persons for election to the Company Board, the Company Board may be reduced or increased at the option of the Company.

                  2.3      Removal and Replacement of Directors.

                           2.3.1 Removal of Investor Nominees. If at any time
Charterhouse notifies the Company Board of its wish to remove any Investor Nominee, the Company Board shall vote so as to remove such Investor Nominee provided that such Investor Nominee can be removed in accordance with the Company's Bylaws and the Delaware General Corporation Law. Removal of an Investor Nominee by the Company Board requires the prior written consent of Charterhouse unless such removal is based upon the gross negligence or wilfull misconduct of the Investor Nominee.

                           2.3.2 Replacement of Directors. If at any time, a
vacancy is created on the Company Board by reason of the incapacity, death, removal (other than by action of the Company's Stockholders) or resignation of any Investor Nominee, then Charterhouse shall designate an individual to fill such vacancy. If Charterhouse nominates an Investor Nominee for election to the Company Board and the Stockholders fail to elect such Investor Nominee, Charterhouse shall be entitled to designate a substitute Investor Nominee to fill any vacancy created thereby.

                           2.3.3 Stockholder Meetings. At each meeting of
Stockholders of the Company at which directors are elected, the nominees for directors proposed by the Company Board shall include the Investor Nominees required pursuant to this Agreement.

                  2.4      Investor Nominees.

                           2.4.1 The Investor Nominees shall receive notice of each meeting of the Company Board at the same time and in the same manner as other members of the Company Board.

                           2.4.2 The Investor Nominees shall be entitled to compensation and indemnification rights similar to those of other non-employee directors of the Company. The Company shall at all times maintain a directors' and officers' insurance policy covering the Investor Nominees that provides in the aggregate substantially no less coverage than the policy covering the current directors of the Company as of the date of this Agreement.


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         3.       Certain Actions of the Company.

                  3.1 Actions of the Company. Subject to Section 3.3, the Company shall not take, approve or otherwise ratify any of the following actions (whether occurring in one or a series of related transactions) without the approval of a majority of the Investor Nominees present at a meeting of the Company Board duly called:

                           3.1.1 any declaration or payment of any dividend or
other payment to

holders of securities junior in right of payment to the Debentures (other than scheduled interest and principal payments with respect to any Indebtedness of the Company);

                           3.1.2 an increase in the size of the Company Board
(other than pursuant to Section 2.2)

                           3.1.3 any action (other than the election of
directors) which would require the approval of the Stockholders of the Company under Delaware General Corporation Law or the rules and regulations of the National Association of Securities Dealers, Inc. (or, in the event the shares of common stock are listed on a national securities exchange, the rules and regulations of such exchange).

                           3.1.4 adoption of a shareholder rights plan;
provided, however, that approval of a shareholder rights plan by a majority of the Investor Nominees shall not be unreasonably withheld; and provided further that Charterhouse agrees that with respect to each of Charterhouse and its Permitted Transferees, the triggering event under such shareholder rights plan shall be the beneficial ownership of more than 35.00% of the outstanding Common Stock of the Company by such entity, unless Charterhouse and such Permitted Transferees are acting in concert, in which case, the triggering event with respect to Charterhouse and its Permitted Transferees shall be the beneficial ownership by Charterhouse and its Permitted Transferees collectively of an aggregate of more than 35.00% of the outstanding Common Stock.

                  3.2 Transactions with Affiliates. Subject to Section 3.3, the Company shall not take, approve or otherwise ratify any transaction entered into after the date hereof between the Company, on the one hand, and any Affiliate of the Company (other than a subsidiary of the Company), on the other hand, without the approval of the Company Board acting by a majority of the disinterested directors.

                  3.3 The rights contained in Sections 3.1 and 3.2 shall terminate on the earlier of (x) the date on which Charterhouse and its Permitted Transferee beneficially own Shares that represent less than 10% of the Initial Interest and (y) the date on which all of the Debentures have been converted into Common Stock.

         4.       Standstill; Restriction on Transfer

                  4.1 Unless previously agreed in writing by the Company, until the earlier of (x) the date on which Charterhouse or its Permitted Transferees no longer beneficially owns any


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Shares or (y) the maturity date of the Debentures, Charterhouse and its
Permitted Transferees shall not (a) acquire any securities of the Company if, after such acquisition, Charterhouse would beneficially own more than 35% of the voting power of the Company's outstanding securities; or (b) except as permitted pursuant to subsection (a) above, acquire, or attempt to acquire, directly or indirectly, control of the Company (through a proxy contest or otherwise) or any of the Company's businesses or assets.

                  The Company shall be entitled to equitable relief including injunction, in the event of any breach of the provisions of this Section 4, and neither Charterhouse nor the Investor Nominees shall oppose the granting of such relief.

                  4.2 Except for transfers to an Affiliate of Charterhouse, Charterhouse shall not Transfer the Debentures or the Converted Shares to any Person without the prior written consent of the Company, (which consent will not be unreasonably withheld), and unless any proposed Permitted Transferee agrees in writing to be bound by the provisions of this Agreement (other than the provisions of Section 4). A Permitted Transferee of Debentures or the Converted Shares shall be entitled to all the rights set forth in this Agreement.

         5.       Miscellaneous.

                  5.1 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, or sent by facsimile, certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, or sent by facsimile, certified, registered or express mail or, if mailed, five days after the date of deposit in the United States mail, as follows:

                           (a)      if to the Company:

                                    United Road Services, Inc.
                                    8 Automation Lane
                                    Albany, NY 12205
                                    Attn: Edward T. Sheehan
                                    Facsimile: (518) 446-0676

                                    with a copy to:

                                    McDermott, Will & Emery
                                    600 13th Street, N. W.
                                    Washington, D.C. 20005
                                    Attn: Karen A. Dewis, Esq.
                                    Facsimile: 202-756-8087

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                           (b)      If to Charterhouse:

                                    c/o Charterhouse Group International, Inc.
                                    535 Madison Avenue
                                    New York, NY 10022
                                    Attn: President
                                    Facsimile: (212) 750-9704

                                    with a copy to:

                                    Proskauer Rose LLP
                                    1585 Broadway
                                    New York, NY 10036-8299
                                    Attn: Stephen W. Rubin, Esq.
                                    Facsimile: (212) 969-2900

Any party may, by notice given in accordance with this Section 5.1, designate another address or person for receipt of notices hereunder.

                  5.2      Amendment and Waiver.

                           5.2.1 No failure or delay on the part of any party
hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

                           5.2.2 Any amendment, supplement or modification of or
to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and Charterhouse and (ii) only in the specific instance and for the specific purpose for which made or given.

                  5.3 Specific Performance. The parties hereto intend that each of the parties has the right to seek damages or specific performance in the event that any other party hereto wilfully fails to perform such party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

                  5.4 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  5.5 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the


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provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  5.6 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  5.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  5.8 Further Assurances. Each of the parties shall, and shall cause their respective Affiliates to, execute such instruments and take such action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

                  5.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. This Agreement is not assignable by the Company and may be assigned by Charterhouse to any Permitted Transferee.

                  5.10 No Third Party Beneficiaries. This Agreement is not intended to, and does not, create any rights or benefits of any Person other than the parties hereto.

                  5.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

                  5.12 Effectiveness. Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not become effective, and Charterhouse shall have no rights hereunder, unless and until the First Closing has occurred.


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                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

                                        UNITED ROAD SERVICES, INC.

                                        By:_________________________________
                                           Name:
                                           Title:

                                        CHARTER URS LLC


                                        By:__________________________________
                                           Name:
                                           Title:


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                               INVESTORS AGREEMENT

                                     between

                           UNITED ROAD SERVICES, INC.

                                       AND

                                 CHARTER URS LLC

                  --------------------------------------------


                          Dated as of November 19, 1998

                  --------------------------------------------






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